SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): January 24, 2001
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                            Capsule Communications, Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                       0-30555                   22-3055962
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)           Identification No.)
incorporation)

Two Greenwood Square, 3331 Street Road, Suite 275
Bensalem, Pennsylvania                                          19020
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             (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (215) 633-9400
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Item 5.  Other Events

    Effective January 23, 2001, Capsule Communications, Inc. (the "Company") terminated its previously announced merger agreement with Startec Global Communications Corp.

     Attached hereto as Exhibit 99.1 is the press release issued by the Company on January 25, 2001

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Item 7.  Financial Statements and Exhibit

         (a)     Not applicable

         (b)     Not applicable

         (c)     Exhibit

                 Exhibit 99.1   Press Release dated January 25, 2001





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                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAPSULE COMMUNICATIONS, INC.


                              ___  /s/ David B. Hurwitz
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Date:     January 24, 2001          By: David B. Hurwitz
                                 Title: President and Chief Executive
                                        Officer